Joint Filer Information

Name: Owl Creek I, L.P.
Address: 640 Fifth Avenue, 20th Floor, New York, N.Y. 10019
Designated Filer: Owl Creek Asset Management, L.P.
Issuer & Ticker Symbol: pdvWireless, Inc. [PDVW]
Date of Event Requiring Statement: 7/26/2018

Signature: Owl Creek I, L.P.

By: Owl Creek Advisors, LLC, its general partner

By: /s/ Jeffrey A. Altman
Name: Jeffrey A. Altman
Title: Managing Member

Name: Owl Creek II, L.P.
Address: 640 Fifth Avenue, 20th Floor, New York, N.Y. 10019
Designated Filer: Owl Creek Asset Management, L.P.
Issuer & Ticker Symbol: pdvWireless, Inc. [PDVW]
Date of Event Requiring Statement: 7/26/2018

Signature: Owl Creek II, L.P.

By: Owl Creek Advisors, LLC, its general partner

By: /s/ Jeffrey A. Altman
Name: Jeffrey A. Altman
Title: Managing Member

Name: Owl Creek Overseas Master Fund, Ltd.
Address: 89 Nexus Way, 2nd Floor, Camana Bay, Grand Cayman, E9, KY1-1205
Designated Filer: Owl Creek Asset Management, L.P.
Issuer & Ticker Symbol: pdvWireless, Inc. [PDVW]
Date of Event Requiring Statement: 7/26/2018

Signature: Owl Creek Overseas Master Fund, Ltd.

By: Owl Creek Asset Management, L.P., its investment manager
By: Owl Creek GP, L.L.C., its general partner

By: /s/ Jeffrey A. Altman
Name: Jeffrey A. Altman
Title: Managing Member

Name: Owl Creek SRI Master Fund, Ltd.
Address: 89 Nexus Way, 2nd Floor, Camana Bay, Grand Cayman, E9, KY1-1205
Designated Filer: Owl Creek Asset Management, L.P.
Issuer & Ticker Symbol: pdvWireless, Inc. [PDVW]
Date of Event Requiring Statement: 7/26/2018

Signature: Owl Creek SRI Master Fund, Ltd.

By: Owl Creek Asset Management, L.P., its investment manager
By: Owl Creek GP, L.L.C., its general partner

By: /s/ Jeffrey A. Altman
Name: Jeffrey A. Altman
Title: Managing Member

Name: Owl Creek Credit Opportunities Master Fund, L.P.
Address: 89 Nexus Way, 2nd Floor, Camana Bay, Grand Cayman, E9, KY1-1205
Designated Filer: Owl Creek Asset Management, L.P.
Issuer & Ticker Symbol: pdvWireless, Inc. [PDVW]
Date of Event Requiring Statement: 7/26/2018

Signature: Owl Creek Credit Opportunities Master Fund, L.P.

By: Owl Creek Advisors, LLC, its general partner

By: /s/ Jeffrey A. Altman
Name: Jeffrey A. Altman
Title: Managing Member

Name: Owl Creek Advisors, LLC
Address: 640 Fifth Avenue, 20th Floor, New York, N.Y. 10019
Designated Filer: Owl Creek Asset Management, L.P.
Issuer & Ticker Symbol: pdvWireless, Inc. [PDVW]
Date of Event Requiring Statement: 7/26/2018

Signature: Owl Creek Advisors, LLC

By: /s/ Jeffrey A. Altman
Name: Jeffrey A. Altman
Title: Managing Member

Name: Jeffrey A. Altman
Address: c/o Owl Creek Asset Management, L.P., 640 Fifth Avenue, 20th Floor, New York, N.Y. 10019
Designated Filer: Owl Creek Asset Management, L.P.
Issuer & Ticker Symbol: pdvWireless, Inc. [PDVW]
Date of Event Requiring Statement: 7/26/2018

Signature: Owl Creek Advisors, LLC

By: /s/ Jeffrey A. Altman
Name: Jeffrey A. Altman
Title: Managing Member